Supplement dated January 31, 2003 to the currently effective Statement of Additional Information and all currently effective Supplements there to for each class of the listed funds:

Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.
         Prime Series
         Tax-Free Series
         Treasury Series
Cash Management Fund
Cash Reserves Fund
Treasury Money Fund
Tax Free Money Fund
NY Tax Free Money Fund
Money Market Fund
Liquid Assets Fund
Treasury and Agency Fund
Daily Assets Fund


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On  November  5,  2002  Deutsche  Bank AG  ("DBAG")  agreed  to sell its  Global
Securities Services business to State Street Bank, Inc. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and is expected to close on or about January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds, and the corresponding master portfolio, if applicable. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees will become State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. Furthermore, certain of the Funds currently use DBT Co. and DBAG, NY ("Deutsche") as its securities lending agent. Therefore, in connection with the transaction, the Board on January 13, 2003
approved  an  interim  outsourcing   arrangement  that  allows  a  State  Street
subsidiary to perform certain aspects of securities lending services for all Funds authorized to participate in securities lending, subject to oversight from Deutsche. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian. At a later date, Deutsche Asset Management will make recommendations to the Funds' Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Funds.



               Please Retain This Supplement for Future Reference
















January 31, 2003